                                                                 EXHIBIT h(1)(c)

                                 AMENDMENT NO. 2
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT


         The Master Administrative Services Agreement (the "Agreement"), dated May 1, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and AIM Variable Insurance Funds, a Delaware business trust, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                          AIM VARIABLE INSURANCE FUNDS

PORTFOLIOS                                   EFFECTIVE DATE OF AGREEMENT
----------                                   ---------------------------
AIM V.I. Aggressive Growth Fund                    May 1, 2000
AIM V.I. Balanced Fund                             May 1, 2000
AIM V.I. Basic Value Fund                          September 10, 2001
AIM V.I. Blue Chip Fund                            May 1, 2000
AIM V.I. Capital Appreciation Fund                 May 1, 2000
AIM V.I. Capital Development Fund                  May 1, 2000
AIM V.I. Dent Demographic Trends Fund              May 1, 2000
AIM V.I. Diversified Income Fund                   May 1, 2000
AIM V.I. Global Utilities Fund                     May 1, 2000
AIM V.I. Government Securities Fund                May 1, 2000
AIM V.I. Growth and Income Fund                    May 1, 2000
AIM V.I. Growth Fund                               May 1, 2000
AIM V.I. High Yield Fund                           May 1, 2000
AIM V.I. International Equity Fund                 May 1, 2000
AIM V.I. Mid Cap Equity Fund                       September 10, 2001
AIM V.I. Money Market Fund                         May 1, 2000
AIM V.I. New Technology Fund                       May 1, 2001
AIM V.I. Value Fund                                May 1, 2000"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated  September 7, 2001

                                                A I M ADVISORS, INC.


Attest:  /s/ P. MICHELLE GRACE                  By: /s/ ROBERT H. GRAHAM
         -----------------------                    ----------------------------
         Assistant Secretary                        Robert H. Graham
                                                    President


(SEAL)


                                                AIM VARIABLE INSURANCE FUNDS


Attest:  /s/ P. MICHELLE GRACE                  By: /s/ ROBERT H. GRAHAM
         -----------------------                    ----------------------------
         Assistant Secretary                        Robert H. Graham
                                                    President


(SEAL)